UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): October 12, 2015

HEARTWARE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Old Connecticut Path

Framingham, MA 01701

(Address of principal executive offices)

Registrant’s telephone number, including area code:

508.739.0950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On October 12, 2015, HeartWare International, Inc., a Delaware corporation (“HeartWare” or the “Company”), posted the following statement to the Investor Relations section of its corporate website (ir.heartware.com) in connection with its MVAD® Ventricular Assist System CE Mark clinical trial:

“As previously disclosed on September 9, 2015, HeartWare paused its MVAD clinical trial to address an MVAD controller manufacturing process issue. HeartWare is in the process of implementing manufacturing improvements as well as software updates, which were also described on September 9, 2015.

“Subsequent to that action and following discussions with the Company’s trial investigators, HeartWare began investigating causes of reported adverse events in certain clinical trial patients. The events being analyzed are typical of those seen in other clinical trials for ventricular assist devices. HeartWare took similar actions successfully during its initial human study for the HVAD® System during the HVAD CE Mark clinical trial in 2007. Although HeartWare may not re-initiate enrollment in the MVAD clinical trial in November as it previously expected, HeartWare remains confident in its MVAD System and the potential for the MVAD design to meaningfully improve outcomes for ventricular assist patients. HeartWare intends to provide additional commentary related to the MVAD clinical trial on its third quarter financial results call and webcast scheduled for October 29, 2015. It has been, and remains, the intention of the Company to present and publish clinical data following the completion of enrollment and follow-up for all trial patients.”

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements involve certain risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the Company’s expectations with respect to clinical trials, including enrollment in, completion of, or outcomes of clinical trials as well as approval of new clinical trials and continued access or supplemental protocols with respect to the Company’s existing clinical trials, the Company’s expectations with respect to submissions to and approvals from regulatory bodies, and the Company’s ability and plans to develop and commercialize new products and the expected features, functionalities and benefits of these products; and such other risks and uncertainties pertaining to the HeartWare’s business as detailed in its filings with the SEC on Forms 10-K and 10-Q, which are available on the SEC’s web site at www.sec.gov. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date thereof. HeartWare assumes no obligation to update any forward-looking statement contained in this document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HeartWare International, Inc.

Date: October 13, 2015	By:	/s/ Lawrence J. Knopf
	Name:	Lawrence J. Knopf
	Title:	Senior Vice President, General Counsel and Secretary